SMITH BARNEY FUNDS, INC.
SHORT-TERM U.S. TREASURY SECURITIES PORTFOLIO
(the "Portfolio")

Supplement dated November 7, 1997 to
April 30, 1997 Portfolio Prospectus


The following information supplements the disclosure under "Investment Objective and Management Policies":


The dollar-weighted average maturity of the Portfolio's securities shall normally not be less than two nor more than five years. The maximum remaining maturity of the securities in which the Portfolio shall normally invest will be no greater than ten years.





FD

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